                                                                    Exhibit 23.2
                                   EXHIBIT 23

                CONSENT OF NETHERLAND, SEWELL & ASSOCIATES, INC.

      We hereby consent to the incorporation by reference in the Annual Report on Form 10-K of Harken Energy Corporation (the "Company") and to the references to this firm for the Company's estimated domestic proved reserves contained in the Annual Report on Form 10-K for the year ended December 31, 2001.


                                      NETHERLAND, SEWELL & ASSOCIATES, INC.

Houston, Texas
March 22, 2002